UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2003
                                                          --------------

                       HEALTHCARE NETWORK SOLUTIONS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16703                     58-2618895
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(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)

                   8383 Dunwoody Place, Atlanta, Georgia 30350
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (770) 650-6508
                                                     --------------
                                       N/A
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          (Former name or former address, if changed since last report)


ITEM 9. REGULATION FD DISCLOSURE

On May 27, 2003, the Registrant disseminated a press release. A copy of the press release is attached as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHCARE NETWORK SOLUTIONS, INC.

Dated:  May 27, 2003                   By:    /s/ Timothy Moses
                                              -----------------
                                       Name:  Timothy Moses,
                                       Title: CEO